EXHIBIT 10.1

AMENDMENT NO. 01

THIS AMENDMENT NO. 01 (this “Amendment”) is made as of July 21, 2025, by and between BANC OF AMERICA LEASING & CAPITAL, LLC (“BALC”) and CASELLA WASTE SYSTEMS, INC. (“Customer”). Customer and BALC have heretofore entered into that certain Progress Payment Agreement dated February 25, 2025 (the “Agreement”). Capitalized terms used herein without definition shall have the meaning given them in the Agreement.

WHEREAS, Customer and BALC wish to amend the Agreement upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and promises as hereinafter set forth, the parties agree as follows:

1.    The Agreement is hereby amended by the replacement of Section 2 thereof in its entirety with the following new Section 2:

2.    Interest on all Advances shall accrue from the date of the Advance until the earlier of the date repaid in full following BALC’s demand as described below or the commencement (“Term Commencement”) of the applicable Lease Term pursuant to the Agreement relating to the item of Equipment that is the subject of such Advance. Interest on all Advances shall accrue at a fluctuating rate per annum equal to the Term SOFR Index, plus a spread adjustment of 0.11448%, plus 1.80%, and shall be capitalized on a monthly basis, with interest accruing thereafter on the amount of the Advances, plus the capitalized interest thereon. All such interest shall be due and payable on the Term Commencement. “Term SOFR Index” shall mean the greater of (a) the per annum rate of interest equal to the one-month Secured Overnight Financing Rate (“Term SOFR”) as published by CME or such other administrator as selected by an appropriate regulatory body and reflected in the applicable Refinitiv screen page (or comparable source selected by BALC), on the fifteenth day of the month in which BALC prepares its monthly or periodic rental invoice hereunder (or the next prior business day if the fifteenth is not a business day) or (b) 1%. (In the event the Term SOFR Index ceases to be determined and made available through public sources or ceases to be a generally accepted index in the marketplace, the index that will be used will be a replacement index applicable to U.S. Dollar collateralized funding selected by BALC that is generally accepted in the commercial credit marketplace as a comparable substitute for the Term SOFR Index with, if necessary, an updated applicable margin or spread adjustment to be determined by BALC in order to preserve the economic yield of BALC from the date of each Advance through the applicable Term Commencement as contemplated on the date thereof.) All interest hereunder shall be calculated on the basis of a year of 360 days and such interest shall be applied to the actual number of days for which interest accrues.
Except as expressly amended hereby, the terms and conditions of the Agreement remain unmodified and in full force and effect and are hereby ratified and affirmed. This Amendment shall be effective in BALC’s discretion immediately or as of the next interest re-set date following the date hereof.

IN WITNESS WHEREOF, the parties, each by its duly authorized officer, have duly executed and delivered this Amendment, which is intended to take effect as a sealed instrument, as of the day and year first above written.

CASELLA WASTE SYSTEMS, INC.		BANC OF AMERICA LEASING & CAPITAL, LLC
By:	/s/ Bradford J. Helgeson	By:	/s/ John P. White Sr.
Name:	Bradford J. Helgeson	Name:	John P. White Sr.
Title:	Executive Vice President & Chief Financial Officer	Title:	Vice President

WILLIMANTIC WASTE PAPER CO., INC.		CASELLA MID-ATLANTIC, LLC

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson	Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

OXFORD TRANSFER STATION, LLC		NEW ENGLAND WASTE SERVICES OF N.Y., INC.

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson	Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

CASELLA RECYCLING, LLC		CASELLA MAJOR ACCOUNT SERVICES, LLC

By:	/s/ Bradford J. Helgeson	By:	/s/ Edmond R. Coletta
Name:	Bradford J. Helgeson	Name:	Edmond R. Coletta
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

CASELLA WASTE MANAGEMENT OF N.Y. INC.		CASELLA WASTE MANAGEMENT INC.

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson	Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

ALL CYCLE WASTE, INC.		CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson	Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

PINE TREE WASTE, INC.		WASTE-STREAM, INC.

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson	Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.		WASTE INDUSTRIES OF DELAWARE, INC.

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson	Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

PINK TRASH COMPANY, LLC		WASTE INDUSTRIES OF MARYLAND, LLC
By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson	Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

PANICHI HOLDING CORP.		VALLEY 82 HOLDING CORP.
By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson	Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

WHITEAIL DISPOSAL, LLC
By:	/s/ Bradford J. Helgeson
Name:	Bradford J. Helgeson
Title:	Vice President & Treasurer